SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 28, 2006
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-125158	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

4000 Horizon Way		75063
Irving, Texas		(Zip Code)
(Address of Principal executive offices)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

          The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the First Horizon ABS Trust 2006-HE1, are attached hereto, as Exhibit 23.1. The financial statements of FGIC as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Financial statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

March 28, 2006	By: /s/ Alfred Chang

Alfred Chang
Vice President